SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):                    7/26/99


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
            DATED AS OF MARCH 1, 1999, PROVIDING FOR THE ISSUANCE OF
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 1999-NC1)


                 Salomon Brothers Mortgage Securities VII, Inc.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                  333-72647                13-3439681
           --------                  ---------                ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

390 Greenwich Street, Fourth Floor
New York, New York                                               10013
- ------------------                                               -----
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (212) 723-6391
                                                     --------------



==============================================================================
Item 5.  Other Events
         ------------------------------------

        On July 26, 1999 a scheduled distribution was made from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated July 26, 1999. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

        A.        Monthly Report Information:
                  See Exhibit No.1


        B.        Have any deficiencies occurred?   NO.
                                                   Date:
                                                   Amount:

        C.        Item 1: Legal Proceedings: NONE

        D.        Item 2: Changes in Securities: NONE

        E. Item 4: Submission of Matters to a Vote of of Certificatehoders: NONE
            F. Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

         Exhibit No.

1. Monthly Distribution Report dated JULY 26, 1999.

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
NEW CENTURY ASSET-BACKED FLOATING RATE CERTIFICATES
SERIES 1999-NC1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                          7/26/99

                  Beginning
                  Certificate
Class   Cusip     Balance(1)       Principal       Interest    Losses
A-1     79548KL71  $204,031,476.13   $3,167,080.47 $963,241.10        $0.00
A-2     79548KL89   $54,433,000.00           $0.00 $313,398.00        $0.00
M-1     79548KL97   $19,368,000.00           $0.00 $108,945.00        $0.00
M-2     79548KM21   $14,288,000.00           $0.00  $80,370.00        $0.00
M-3     79548KM39    $8,732,000.00           $0.00  $49,117.50        $0.00
CE      N/A          $9,525,824.99           $0.00 $1,000,059.6       $0.00
P       N/A                $100.00           $0.00  $69,083.02        $0.00
R-III   N/A                  $0.00           $0.00       $0.00        $0.00
Total              $310,378,401.12   $3,167,080.47 $2,584,214.2       $0.00


                  Ending           Current
                  Certificate      Pass-Through
        Class     Balance          Interest Rate
        A-1        $200,864,395.66         5.48250%
        A-2         $54,433,000.00         6.90900%
        M-1         $19,368,000.00         6.75000%
        M-2         $14,288,000.00         6.75000%
        M-3          $8,732,000.00         6.75000%
        CE           $9,525,824.99         3.86648%
        P                  $100.00 NA
        R-III                $0.00
        Total




              AMOUNTS PER $1,000 UNIT

                                                   Ending
                                                   Certificate
Class   Principal Interest         Total           Balance     Losses
A-1     14.997919         4.561492       19.559410  951.206602     0.000000
A-2      0.000000         5.757500        5.757500 1000.000000     0.000000
M-1      0.000000         5.625000        5.625000 1000.000000     0.000000
M-2      0.000000         5.625000        5.625000 1000.000000     0.000000
M-3      0.000000         5.625000        5.625000 1000.000000     0.000000
CE       0.000000       104.984043      104.984043 1000.000000     0.000000
P        0.000000    690830.200000   690830.200000 1000.000000     0.000000


Section 4.02 (iii.)
MASTER SERVICER COMPENSATION                                     129,324.24
ADMINISTRATION  FEES                                               2,198.51

Section 4.02 (iv.)
P&I ADVANCES                       Total Advances                317,493.78
*Note:  P&I Advances are made on Mortgage Loans
        Delinquent as of the Determiniation Date.

Section 4.02 (v.)
BALANCES AS OF:              Jul-99
Stated Principal Balance of Mortgage Loans                     307,211,320.65
Stated Principal Balance of REO Properties                             0.00

Section 4.02 (vi.)
MORTGAGE LOAN
  CHARACTERISTICS
                                                    Beginning     Ending
Number of Loans                                          4,168        4,135
Aggregate Prin Bal as of the Due Date              310,378,401  307,211,321

Weighted Average Remaining Term to Maturity                             324
Beginning Weighted Average Mortgage Rate                           10.23262%
Number of Subsequent Loans                                             0.00
Balance of Subsequent Loans                                            0.00

Section 4.02 (vii.)
DELINQUENCY INFORMATION                            Unpaid Prin  Stated Prin
                                   Number            Balance      Balance
30-59 days delinquent                           53 3,832,548.993,827,746.12
60-89 days delinquent                           31 1,895,503.351,891,751.89
90 or more days delinquent                       6  414,369.16   413,746.48
Foreclosures                                    36 2,019,288.942,014,372.23
Bankruptcies                                    11  845,466.94   844,491.69
*Note:  In accordance with the Master Servicer, the Delinquency
        Information relates to the Prepayment Period.

Section 4.02 (viii.)
REO INFORMATION
Loans that became REO properties in the preceding calendar month:
                                   Unpaid PrincipalStated Principal
        Loan Number                    Balance       Balance



Section 4.02 (ix.)
REO BOOK VALUES
Total Book Value of REO Properties:                                    0.00

Section 4.02 (x.)
PRINCIPAL PREPAYMENTS
Aggregate Amount of Principal Prepayments - Curtailments          36,162.94
                                  Payments in Full             2,885,159.34
                                                               2,921,322.28

Prepayment Charges                                                69,083.02
REO Principal Amortization                                             0.00



Section 4.02 (xi.)
REALIZED LOSSES
Realized Losses that were incurred during the related Prepayment Period
Total Realized Losses                                                  0.00
Which Include:
Bankruptcy Losses                                                      0.00

Cumulative Realized Losses                                             0.00

(1) As of reporting period, the servicer has not yet determined the loss classification.


Section 4.02 (xii.)
EXTRAORDINARY TRUST FUND EXPENSES
Extraordinary Trust Fund Expenses withdrawn from the Collection
Account or Distribution Account that caused a reduction of the         0.00
Available Distribution Amount:

Section 4.02 (xiv.)
CERTIFICATE FACTOR                                 Certificate
                                                      Factor
                  Class A-1                         0.95120660
                  Class A-2                         1.00000000
                  Class M-1                         1.00000000
                  Class M-2                         1.00000000
                  Class M-3                         1.00000000
                  Class CE                          0.96754922

Section 4.02 (xv.)
INTEREST DISTRIBUTION AMOUNTS
                                   Reduction from the Allocation of:
         Interest     Interest                        Prepay    Relief Act
        Distributi  Carry Forward      Realized      Interest    Interest
          Amount       Amount           Losses      Shortfalls  Shortfalls
A-1     963,241.10            0.00            0.00        0.00         0.00
A-2     313,398.00            0.00            0.00        0.00         0.00
M-1     108,945.00            0.00            0.00        0.00         0.00
M-2     80,370.00             0.00            0.00        0.00         0.00
M-3     49,117.50             0.00            0.00        0.00         0.00
CE      1,000,059.       NA                   0.00        0.00         0.00
TOTAL   2,515,131.            0.00            0.00        0.00         0.00

Section 4.02 (xvi.)
AGGREGATE  UNPAID ALLOCATED  REALIZED  LOSS  AMOUNT
                                                                 Aggregate
                                                               Unpaid Amounts
                                   Class M-1                          $0.00
                                   Class M-2                          $0.00
                                   Class M-3                          $0.00

Section 4.02 (xvii.)
PREPAYMENT INTEREST
  SHORTFALLS
Prepayment Interest Shortfalls not covered by the Servicer:            0.00

Section 4.02 (xviii.)
Relief Act Interest Shortfall                                          0.00

Section 4.02 (xix.)
Required Overcollateralized Amount                             9,525,824.99
Credit Enhancement Percentage                                      16.89841%

Section 4.02 (xx.)
Overcollateralization Increase Amount                                  0.00

Section 4.02 (xxi.)
Overcollateralization Reduction Amount                                 0.00

PERFORMANCE MEASURES
Net Monthly Excess Cash Flow                                   1,000,059.62

Delinquency Percentage                                              1.68105%

Stepdown Date Occurrence                                       NO
Trigger Event Occurrence                                       NO






        SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   SALOMON BROTHERS MORTGAGE
                                   SECURITIES VII, INC.


                  By: /s/ Eve Kaplan
                  Name:  Eve Kaplan
                  Title: Vice President
                  U.S. Bank National Association


Dated:  7/31/99